EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      JOHN V. MURPHY, Chief Executive Officer, and BRIAN W. WIXTED, Chief Financial Officer, of Oppenheimer Principal Protected Main Street Fund II (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2005 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Chief Executive Officer                  Chief Financial Officer

Oppenheimer Principal Protected          Oppenheimer Principal Protected
Main Street Fund II                      Main Street Fund II


----------------------------             ----------------------------
John V. Murphy                           Brian W. Wixted

Date: April 11, 2005                     Date:  April 11, 2005